                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and/or Directors of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING and ROBERT W. REED, and each of them, their true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form S-8 Registration Statement with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as Officers and/or Directors of the Company to the Form S-8, and to any instrument or document filed as a part of, or in connection with, said Form S-8 or Amendment thereto; and the undersigned do hereby ratify and confirm that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 26th day of April, 1996.


/s/ DENNIS R. HENDRIX                          /s/ ANN MAYNARD GRAY
- ------------------------------                 ------------------------------
Dennis R. Hendrix                              Ann Maynard Gray

/s/ PAUL M. ANDERSON                           /s/ HAROLD S. HOOK
- ------------------------------                 ------------------------------
Paul M. Anderson                               Harold S. Hook

/s/ MILTON CARROLL                             /s/ LEO E. LINBECK, JR.
- ------------------------------                 ------------------------------
Milton Carroll                                 Leo E. Linbeck, Jr.

/s/ ROBERT CIZIK                               /s/ GEORGE L. MAZANEC
- ------------------------------                 ------------------------------
Robert Cizik                                   George L. Mazanec

/s/ CHARLES W. DUNCAN, JR.                     /s/ RALPH S. O'CONNOR
- ------------------------------                 ------------------------------
Charles W. Duncan, Jr.                         Ralph S. O'Connor

/s/ HARRY E. EKBLOM                            /s/ WILLIAM T. ESREY
- ------------------------------                 ------------------------------
Harry E. Ekblom                                William T. Esrey

/s/ PAUL F. FERGUSON, JR.                      /s/ SANDRA P. MEYER
- ------------------------------                 ------------------------------
Paul F. Ferguson, Jr.                          Sandra P. Meyer
Senior Vice President and                      Vice President and Controller
Chief Financial Officer                        (Principal Accounting Officer)

/s/ PAUL M. ANDERSON, JR.
- ------------------------------
Paul M. Anderson, Jr.
President, Chief Executive
Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned members of the Administrative Committee of PANHANDLE EASTERN CORPORATION (the "Company"), a Delaware corporation, do hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING and ROBERT W. REED, and each of them, their true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form S-8 Registration Statement with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as members of the Administrative Committee of the Company to the Form S-8, and to any instrument or document filed as a part of, or in connection with, said Form S-8 or Amendment thereto; and the undersigned do hereby ratify and confirm that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 26th day of April, 1996.


/s/ ERIK B. CARLSON                            /s/ H. D. CHURCH
- ------------------------------                 ------------------------------
Erik B. Carlson                                H. D. Church

/s/ PAUL F. FERGUSON, JR.                      /s/ D. R. HENNIG
- ------------------------------                 ------------------------------
Paul F. Ferguson, Jr.                          D. R. Hennig

/s/ THEOPOLIS HOLEMAN                          /s/ S. P. MEYER
- ------------------------------                 ------------------------------
Theopolis Holeman                              S. P. Meyer

/s/ P. J. HESTER                               /s/ BRUCE A. WILLIAMSON
- ------------------------------                 ------------------------------
P. J. Hester                                   Bruce A. Williamson